Exhibit o(i) under Form N-1A
                                       Exhibit 24 under Item 601/Reg. S-K

                                   POWER OF ATTORNEY

      Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretaries of _FEDERATED WORLD INVESTMENT SERIES, INC. ___ and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

SIGNATURES                 TITLE                            DATE
----------                 -----                            ----

/S/ JOHN F. DONAHUE        Chairman and Director            February 23, 2000
 ------------------
John F. Donahue            (Chief Executive Officer)

/S/ RICHARD B. FISHER

Richard B. Fisher          President                        February 23, 2000

/S/ J. CHRISTOPHER DONAHUE

J. Christopher Donahue     Executive Vice President         February 23, 2000
                                  and Director

/S/ RICHARD J. THOMAS      Treasurer                        February 23, 2000
---------------------
Richard J. Thomas          (Principal Financial and
                           Accounting Officer)

/S/ T. G. BIGLEY           Director                         February 23, 2000
----------------
Thomas G. Bigley

/S/ JOHN T. CONROY         Director                         February 23, 2000
 -----------------
John T. Conroy

/S/ LAWRENCE D. ELLIS      Director                         February 23, 2000
---------------------
Lawrence D. Ellis

/S/ PETER E. MADDEN        Director                         February 23, 2000
-------------------
Peter E. Madden

/S/ JOHN E. MURRAY         Director                         February 23, 2000
------------------
John E. Murray, Jr.

/S/ MARJORIE P. SMUTS      Director                         February 23, 2000
---------------------
Marjorie P. Smuts

Sworn to and subscribed before me this _ 23RD___ day of _FEBRUARY, 2000
                                        -----           ---------


/s/ Janice L. Vandenberg

----------------------------------------------------
Janice L. Vandenberg
Notary Public

               Notarial Seal

    Janice L. Vandenberg, Notary Public
       Pittsburgh, Allegheny County

    My Commission expires July 4, 2002
Member, Pennsylvania Association of Notaries
                                            Exhibit o(ii) under Form N-1A
                                       Exhibit 24 under Item 601/Reg. S-K

                                POWER OF ATTORNEY

      Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretaries of _FEDERATED WORLD INVESTMENT SERIES, INC. ___ and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

SIGNATURES                 TITLE                            DATE
----------                 -----                            ----

/S/ HENRY A. FRANTZEN      Chief Investment Officer   February 23, 2000
 --------------------
Henry A. Frantzen

Sworn to and subscribed before me this _ 23RD___ day of _FEBRUARY, 2000
                                        -----           ---------


/s/ Janice L. Vandenberg

----------------------------------------------------
Janice L. Vandenberg
Notary Public

            Notarial Seal

 Janice L. Vandenberg, Notary Public
    Pittsburgh, Allegheny County

 My Commission expires July 4, 2002
Member, Pennsylvania Association of Notaries

                                           Exhibit o(iii) under Form N-1A
                                       Exhibit 24 under Item 601/Reg. S-K

                                POWER OF ATTORNEY

      Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretaries of _FEDERATED WORLD INVESTMENT SERIES, INC. ___ and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

SIGNATURES                 TITLE                      DATE
----------                 -----                      ----

/S/ CHARLES F. MANSFIELD   Director             February 23, 2000
 -----------------------
Charles F. Mansfield

Sworn to and subscribed before me this _ 23RD___ day of _FEBRUARY, 2000
                                        -----           ---------


/s/ Janice L. Vandenberg

----------------------------------------------------
Janice L. Vandenberg
Notary Public

               Notarial Seal

    Janice L. Vandenberg, Notary Public
       Pittsburgh, Allegheny County

    My Commission expires July 4, 2002
Member, Pennsylvania Association of Notaries

                                            Exhibit o(iv) under Form N-1A
                                       Exhibit 24 under Item 601/Reg. S-K

                                POWER OF ATTORNEY

      Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretaries of _FEDERATED WORLD INVESTMENT SERIES, INC. ___ and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

SIGNATURES                     TITLE                        DATE
----------                     -----                        ----

/S/ NICHOLAS P. CONTANTAKIS   Director              February 23, 2000
 --------------------------
Nicholas P. Constantakis

Sworn to and subscribed before me this _ 23RD___ day of _FEBRUARY, 2000
                                        -----           ---------


/s/ Janice L. Vandenberg

----------------------------------------------------
Janice L. Vandenberg
Notary Public

               Notarial Seal

    Janice L. Vandenberg, Notary Public
       Pittsburgh, Allegheny County

    My Commission expires July 4, 2002
Member, Pennsylvania Association of Notaries

                                             Exhibit o(v) under Form N-1A
                                       Exhibit 24 under Item 601/Reg. S-K

                                POWER OF ATTORNEY

      Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretaries of _FEDERATED WORLD INVESTMENT SERIES, INC. ___ and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

SIGNATURES                 TITLE                            DATE
----------                 -----                            ----

/S/ JOHN S. WALSH          Director                   February 23, 2000
 ----------------
John S. Walsh

Sworn to and subscribed before me this _ 23RD___ day of _FEBRUARY, 2000
                                        -----           ---------


/s/ Janice L. Vandenberg

----------------------------------------------------
Janice L. Vandenberg
Notary Public

            Notarial Seal

 Janice L. Vandenberg, Notary Public
    Pittsburgh, Allegheny County

 My Commission expires July 4, 2002
Member, Pennsylvania Association of Notaries

                                            Exhibit o(vi) under Form N-1A
                                       Exhibit 24 under Item 601/Reg. S-K

                                POWER OF ATTORNEY

      Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretaries of _FEDERATED WORLD INVESTMENT SERIES, INC. ___ and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

SIGNATURES                      TITLE                 DATE
----------                      -----                 ----

/S/ JOHN F. CUNNINGHAM          Director              February 23, 2000
 --------------------------
John F. Cunningham

Sworn to and subscribed before me this _ 23RD___ day of _FEBRUARY, 2000
                                        -----           ---------


/s/ Janice L. Vandenberg

----------------------------------------------------
Janice L. Vandenberg
Notary Public

               Notarial Seal

    Janice L. Vandenberg, Notary Public
       Pittsburgh, Allegheny County

    My Commission expires July 4, 2002
Member, Pennsylvania Association of Notaries